EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTION 1350
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In  connection  with  the  Quarterly  Report  of Mesa  Laboratories,  Inc.  (the
"Company")  on Form 10-QSB for the fiscal  quarter ended June 30, 2004, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),
I, Luke R. Schmieder,  Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) and 18 U.S.C.ss.1350, that:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2004                                            /s/Luke R. Schmieder
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                                                                Luke R. Schmieder
                                                                Chief Executive Officer